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

                                --------------------------------------------
[ Logo ]                        SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                                        [ PRODUCT NAME ]
                                Retirement Products and Services
                                [1-8##-###-####]
                                P.O. Box [###]       Boston, MA   [#####]
                                OR
                                One Copley Place   Boston, MA  02116
                                --------------------------------------------

------- ------------------ --------- -----------------------------------------------------------------------------------------------
  A          OWNER(S)  Name *
                                 ---------------------------------------------------------------------------------------------------
       PARTICIPANT(S)  Address
                                 ---------------------------------------------------------------------------------------------------
                       City                                                           State                       Zip
                              ------------------------------------------------------         ------------------        -------------
                       Date of Birth     /   /     Social Security Number     -   -                 Gender  / / M  / / F
                                      --- --- ---                         ---- --- ----
                * IF A TRUST IS DESIGNATED AS AN OWNER/PARTICIPANT, A VERIFICATION OF TRUST FORM OR TRUST DOCUMENTS MUST ACCOMPANY
                THIS APPLICATION.
--------------- --------------------------------------------------------------------------------------------------------------------
  B         ANNUITANT  / / Same as Owner(s)/Participant(s), or
                       Name:
                                                  ----------------------------------------------------------------------------------
                       Date of Birth     /   /     Social Security Number     -   -                 Gender  / / M  / / F
                                      --- --- ---                         ---- --- ----
         CO-ANNUITANT  Name
                               -----------------------------------------------------------------------------------------------------
           (OPTIONAL)  Date of Birth     /   /     Social Security Number     -   -                 Gender  / / M  / / F
                                      --- --- ---                         ---- --- ----

------------------------------------------------------------------------------------------------------------------------------------
C                PLAN  / /Non-Qualified      / /CRT (CRT WAIVER MUST ACCOMPANY THIS APPLICATION)
                                                                ----
            SELECTION  / /IRA                / /IRA Transfer                                     / /         IRA Rollover
                       / /Roth IRA
                       / /403(b) Full        / /403(b) Partial Transfer (BY CHECKING THIS BOX, OWNER/PARTICIPANT CERTIFIES THAT
                           Rollover/Transfer      THE FUNDS TRANSFERRED CONTINUE TO BE SUBJECT TO THE SAME OR MORE STRINGENT
                                                  DISTRIBUTION RESTRICTIONS AS PRIOR TO THE TRANSFER.)
                       / /Qualified Plan - TYPE                                     TRUSTEE
                                                  -----------------------------                    ---------------------------------

---------------------- --- ------------------------------------------------ --- ------------------ --- ----------------- -----------
D         BENEFICIARY                     Name                             Social Security        Date of Birth    Relationship to
                                                                               Number                              Owner/Participant
          INFORMATION  /X/ Primary                                               -   -                 /   /
                                          ---------------------------     ------------------     ---------------- ------------------
                       / / Primary
                       / / Contingent                                            -   -                 /   /
                                          ---------------------------     ------------------     ---------------- ------------------
                       / / Primary
                       / / Contingent                                            -   -                 /   /
                                          ---------------------------     ------------------     ---------------- ------------------
                       / / Please check here if you are attaching additional Beneficiary information

                       BENEFICIARY DESIGNATIONS MUST BE CONSISTENT WITH YOUR APPLICABLE RETIREMENT PLAN. FOR
                       NON-QUALIFIED CONTRACTS, THE CONTRACT/CERTIFICATE MAY BE CONTINUED AFTER THE DEATH OF AN
                       OWNER/PARTICIPANT IF THE OWNER/PARTICIPANT'S SPOUSE IS THE BENEFICIARY; OTHERWISE, THE DEATH
                       BENEFIT MUST BE DISTRIBUTED. UNLESS SPECIFIED OTHERWISE, THE DEATH BENEFIT WILL BE DIVIDED
                       EQUALLY AMONG ALL PRIMARY BENEFICIARIES WHO SURVIVE THE OWNER/PARTICIPANT. IF NO PRIMARY
                       BENEFICIARY SURVIVES THE OWNER/PARTICIPANT, THE DEATH BENEFIT WILL BE DIVIDED EQUALLY AMONG ANY
                       CONTINGENT BENEFICIARIES WHO SURVIVE THE OWNER/PARTICIPANT.
---------------------- -------------------------------------------------------------------------------------------------------------
E      OPTIONAL DEATH
       BENEFIT RIDERS  (SUBJECT TO STATE AVAILABILITY AND AGE RESTRICTIONS)
                       Optional death benefits may ONLY be chosen at time of application.
                       Optional Death Benefits are offered as an enhancement to the basic Death
                       Benefit described in the prospectus. IF AN OPTIONAL RIDER IS NOT
                       ELECTED, THE BASIC DEATH BENEFIT WILL BE PAID TO THE BENEFICIARY UPON
                       THE DEATH OF AN OWNER/PARTICIPANT. Optional Death Benefit riders cannot be chosen if an Owner/Participant is age 80 or older at the time of application. ONCE ELECTED THIS OPTION MAY NOT BE CHANGED.
                                             Choose option(s) from EITHER Package I or Package II
                       PACKAGE I: select any one, any two, or all three          PACKAGE II: select ONLY one
                                                                                                    ----
                         / / Maximum Anniversary Account Value Benefit      / / Earnings Enhancement Benefit (EEB) Plus
                         / / Earnings Enhancement Benefit (EEB)             / / Earnings Enhancement Benefit (EEB) Plus MAV
                         / / 5% Premium Rollup Benefit                      / / Earnings Enhancement Benefit (EEB) Plus 5%
---------------------- --------------------------------------------------------- ---------------------------------------------------
                                                                            (THESE OPTIONAL DEATH BENEFITS MAY NOT BE COMBINED
                                                                            WITH ANY OTHER OPTIONAL DEATH BENEFIT.)
---------------------- -------------------------------------------------------------------------------------------------------------
F              SPECIAL (Transfer Company Information; Additional Beneficiaries; Annuity
          INSTRUCTIONS Commencement Date; Annuity Option election, etc.)

                       -------------------------------------------------------------------------------------------------------------

---------------------- -------------------------------------------------------------------------------------------------------------
G          REPLACEMENT Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any other
                       company?  / / Yes    / / No
                       If YES, please explain in Section F, SPECIAL INSTRUCTIONS and request replacement information from your
                       Registered Representative.
---------------------- -------------------------------------------------------------------------------------------------------------
H             PURCHASE Please indicate how you would like your Purchase Payment allocated and use whole percentages.  Your
               PAYMENT allocations should total 100%. This allocation will be used for future investments, unless otherwise
            ALLOCATION specified.

                       INITIAL PURCHASE PAYMENT  $                      Minimum initial purchase payment $10,000.
                                                 --------------------
                       Make check payable to SUN LIFE OF CANADA (U.S.). (Please estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
                                                        PLEASE COMPLETE REVERSE SIDE

                       SUB-ACCOUNTS                                                 APPLY 60-DAY RATE HOLD
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                                --------------------------------------------
[ Logo ]                        SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                                        [ PRODUCT NAME ]
                                Retirement Products and Services
                                [1-8##-###-####]
                                P.O. Box [###]       Boston, MA   [#####]
                                OR
                                One Copley Place   Boston, MA  02116
                                --------------------------------------------

     [    P                 [______%                                                        / /  Yes    / /  No
          R        N        _______%                                                        ESTIMATED DOLLAR AMOUNT
          O        A        _______%                                                        $
          D        M        _______%                                                         --------------------------------------
          U        E]       _______%                                                       NOTE:  A RATE HOLD IS IRREVOCABLE AND
          C                 _______%                                                       AND DIRECT TRUSTEE-TO-TRUSTEE TRANSFERS.
          T                 _______%   ]
---------------------- -------------------------------------------------------------------------------------------------------------
I            EXISTING  1. Are there any contracts in force and/or pending on the Owner(s) with any Company including Sun Life
          CONTRACT(S)  (U.S.) and its affiliates? / / Yes    / / No
                       Owner(s)                                    Company(s)

                       ----------------------------------------

                       ----------------------------------------         ------------------------------------------------------------
                       2. Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning to the insurer, or otherwise terminating an existing life insurance policy or annuity contract?
                       / / Yes  / / No

                       3. Are you considering using funds from your existing life insurance policies or annuity contracts to pay premiums due on the new policy or contract? / / Yes / / No
                       IF YOU ANSWERED "YES" TO EITHER QUESTION #2 OR #3, A COMPLETED FORM A MUST ACCOMPANY THIS APPLICATION.
---------------------- -------------------------------------------------------------------------------------------------------------
J          ACCEPTANCE  I hereby  represent  that my answers to the questions on this  Application  are correct and true to the best of my knowledge and belief.  ALL PAYMENTS AND VALUES PROVIDED BY THE  CONTRACT/CERTIFICATE  WHEN BASED ON
                       THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.
                       PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA,  THE
                       OPERATION OF WHICH MAY RESULT IN UPWARD AND DOWNWARD  ADJUSTMENTS IN AMOUNTS PAYABLE.  I have read the applicable fraud warning for my state listed below.  I acknowledge receipt of current product and fund prospectuses.

                       --------------------------------------------------------     ------------------------------------------------
                       Owner/Participant's Signature(s)                             Date

                       --------------------------------------------------------------------        ---------------------------------
                       SIGNED AT                               City                                 State
---------------------- -------------------------------------------------------------------------------------------------------------
 K          REGISTERED Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any other
                           company?  / / Yes    / / No
        REPRESENTATIVE If YES, please explain in Section F, SPECIAL INSTRUCTIONS and complete replacement forms where applicable.

                       Signature of Registered                              Registered Representative's Name
                       Representative                                       (print)
                                                        -------------------                                      -------------------
                       Broker/Dealer                                        Branch Office Address
                                                        -------------------                                      -------------------
                       Telephone Number                                     City                   State         Zip
                                                        -------------------          -------------         -----       -------------
                       / / Option A    / / Option B    / / Option C         Broker/Dealer Account #
                                                                                                         ---------------------------

---------------------- -------------------------------------------------------------------------------------------------------------
      FRAUD  WARNINGS
                       For applicants in: ARKANSAS, KENTUCKY, MAINE, NEW MEXICO, OHIO AND PENNSYLVANIA:
                                          --------  --------  -----  ----------  ----     ------------

                           ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES
                           AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR
                           CONCEALS, FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS
                           A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL
                           PENALTIES.

                       For applicants in NEW JERSEY:
                                         ----------
                           ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE
                           POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

                       For applicants in the DISTRICT OF COLUMBIA
                                             --------------------

                           "WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR
                           PURPOSES OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR
                           FINES. IT ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION
                           MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT."

                       For applicants in COLORADO:
                                         --------
                           IT IN UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION
                           TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE
                           COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES.
                           ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE,
                           INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A POLICY HOLDER OR CLAIMANT WITH REGARD TO A
                           SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO
                           DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

                       For applicants in FLORIDA:
                                         -------
                           ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A
                           STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING
                           INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
                           AGENT'S FLORIDA LICENSE ID NUMBER:
                                                                   --------------------------------------------------------------

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